UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2007

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PREMIER COMMUNITY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-18868 (Commission File Number)	54-1560968 (I.R.S. Employer Identification No.)
4095 Valley Pike Winchester, Virginia (Address of principal executive offices)	22602 (Zip Code)
Registrant’s telephone number, including area code: (540) 869-6600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)          On February 15, 2007, the Registrant adopted an amendment to its bylaws (the “Bylaws”). Before the amendment, the Bylaws provided that the Registrant’s Annual Meeting of Shareholders would occur each year on the first Tuesday in May. The amendment provides the Board of Directors of the Registrant with the authority to hold the Annual Meeting of Shareholders on that date or on any other date.

The full text of the Bylaws, as amended to date, is attached as Exhibit 3.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Bylaws of the Registrant (restated in electronic format as of February 15, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER COMMUNITY BANKSHARES, INC.

(Registrant)

Date: February 22, 2007	By: /s/ John A. Willingham

John A. Willingham

Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Bylaws of the Registrant (restated in electronic format as of February 15, 2007).